SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                January 16, 2007
                                 Date of Report
                        ---------------------------------
                        (Date of Earliest Event Reported)


                           ATLAS MINING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


                             630 EAST MULLAN AVENUE
                             OSBURN, IDAHO 83849
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (208) 556-1181
                         -------------------------------
                         (Registrant's Telephone Number)

       IDAHO                         000-31380                77-0505346
--------------------------        --------------         -----------------
(State or other jurisdiction      (Commission File          (IRS Employer
 of incorporation)                 Number)             Identification No.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES

     On January 10, 2007, the Company sold a total of 1,481,482 shares of common stock, at an aggregate offering price of $1.35 per share, for cash, in a private placement to an investment fund. There was no placement agent commission attendant to this transaction.
     The transaction above was effected under Section 4(2) of the Securities
Act of 1933, as amended, and appropriate legends were affixed to the share certificates and other instruments issued in said transaction.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ATLAS MINING COMPANY


                                    BY: /s/ WILLIAM T. JACOBSON, PRESIDENT
                                       -----------------------------------
                                             WILLIAM T. JACOBSON


DATE: January 16, 2007